Schedule II - Valuation and Qualifying Accounts (Detail) - Reserves for Excess and Obsolete Inventory [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Jan. 02, 2016	Jan. 03, 2015
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	$ 4,450	$ 3,419	$ 4,417
Charged to costs And expenses	11,660	12,107	10,746
Charged To other accounts	0	0	0
Deductions net of recoveries	(10,250)	(11,076)	(11,744)
Balance at end of period	$ 5,860	$ 4,450	$ 3,419